UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2004


                         PARALLEL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       0-13305                                          75-1971716
(Commission file number)                   (IRS employer identification number)


1004 N. Big Spring, Suite 400, Midland, Texas             79701
  (Address of principal executive offices)              (Zip code)


                                 (432)684-3727
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01 Financial Statements and Exhibits.

         (a) Financial Statements.

         As reported in our Current Report on Form 8-K dated September 27, 2004 (the "Initial Report") and filed with the Securities and Exchange Commission on October 1, 2004, Parallel, L.P., a wholly-owned subsidiary of Parallel Petroleum Corporation, entered into an Asset Sale Agreement with Chevron U.S.A. Inc. on September 16, 2004. Under this Asset Sale Agreement, on September 27, 2004, Parallel, L.P. completed the purchase of producing oil and gas properties located in the Fullerton Field of Andrews County, Texas in the Permian Basin of west Texas. The effective date of the acquisition was January 1, 2004. The total purchase price, excluding adjustments, for the properties was $16,080,470. The net purchase price, including all adjustments, was $15,245,592.

         In our Initial Report, we stated that it was impractical to provide the financial statements required by Item 9.01 of the Initial Report at the time of filing thereof, and that such financial statements would be filed not later than December 13, 2004.

         Since filing the Initial Report, we have determined that the acquisition does not meet the definition of a "significant subsidiary" under Regulation S-X, and therefore financial statements for the acquisition are not required. This Current Report on Form 8-K/A is filed to disclose that such financial statements will not be filed.


         (c) Exhibits.

             Exhibit No.                     Description
             -----------                     -----------

                10.1 Asset Sale Agreement, dated September 16, 2004, between Parallel, L.P. and Chevron U.S.A. Inc. (Incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K Report dated September 16, 2004 and filed with the Securities and Exchange Commission on September 22, 2004)



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 13, 2004


                                    PARALLEL PETROLEUM CORPORATION


                                    By: /s/ Larry C. Oldham
                                        ------------------------------------
                                        Larry C. Oldham, President and Chief
                                        Executive Officer



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